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                                                                     Rule 497(e)
                                                File Nos. 333-16093 and 811-0792


                                   BERKELEY FUNDS

                             Berkeley Money Market Fund

                         Supplement Dated January 19, 1999
                                         to
                           Prospectus dated March 2, 1998


     On December 31, 1998, City National Bank acquired, by merger, North American Trust Company, an affiliate of Berkeley Capital Management, the current investment manager of the Berkeley Money Market Fund (the "Fund"). In connection with this acquisition, Berkeley Capital Management intends to cease management of the Fund as soon as a new investment manager is approved by the Fund's shareholders. On January 14, 1999, the Board of Trustees of Berkeley Funds approved a new investment management agreement (the "New Agreement") between the Fund and City National Bank, subject to approval by Fund Shareholders. The investment management fee and the total ordinary operating expenses of the Fund (after waivers and reimbursements) under the New Agreement will remain the same as provided for in the existing investment management agreement with Berkeley Capital Management. During that same meeting, the Board of Trustees also approved: (i) a new distribution agreement with SEI Distribution Co., (ii) a new custodian agreement with First Union National Bank,
(iii) a new administration agreement and a new transfer agent agreement with SEI Investments Mutual Funds Services, (iv) the appointment of KPMG Peat Marwick LLP as new independent auditors of the Trust and (v) certain Board of Trustees restructuring matters.

     The Fund is preparing proxy materials to solicit shareholders' approval of the New Agreement, the new independent auditors and the Board restructuring. If shareholders approve the New Agreement, City National Bank will become the Fund's investment manager as soon as practicable after the shareholders' meeting. It is currently expected that the meeting of Fund shareholders to consider these matters will occur during the first or second quarter of 1999.